SUPPLEMENT TO THE

FIDELITY EQUITY-INCOME FUND

MARCH 29, 1999

STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING NON-FUNDAMENTAL LIMITATIONS REPLACE NON-FUNDAMENTAL
INVESTMENT LIMITATIONS (III) AND (V) IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 3.

For purposes of investing at least 65% of the fund's total assets in income-producing equity securities, FMR interprets "total assets" to exclude collateral received for securities lending transactions.